                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

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Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ]  Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              Pacific Capital Funds
                (Name of Registrant as Specified In Its Charter)
      (Name of Person(s) filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

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

                              PACIFIC CAPITAL FUNDS

                         PACIFIC CAPITAL SMALL CAP FUND

                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
                                 1-877-333-2303

                                 April 27, 2006

Dear Shareholder:

The Board of Trustees has called a special meeting of the shareholders of the Pacific Capital Small Cap Fund (the "Fund"), a series of Pacific Capital Funds (the "Trust"), to take place on June 9, 2006 at the offices of the Trust's administrator, BISYS Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110 at 10:00 a.m. Eastern Time, or as adjourned from time to time, for the following purposes:

     1. To approve a sub-advisory agreement for a portion of the Fund's investment portfolio with a new sub-adviser, Wellington Management Company, LLP.

     2. To approve a proposal that would permit the Asset Management Group of Bank of Hawaii, the investment adviser to the Fund, to enter into or materially change agreements with sub-advisers on behalf of the Fund without obtaining shareholder approval.

              THE TRUSTEES HAVE UNANIMOUSLY APPROVED THE PROPOSALS
                AND RECOMMEND THAT YOU VOTE "FOR" THE PROPOSALS.

If you have any questions about the special meeting, please do not hesitate to contact us by calling 1-877-333-2303. Please note that you cannot cast your vote by calling this number. To cast your vote, please sign and mail the enclosed ballot in the envelope provided. In addition to voting by mail you may also vote by telephone or via the Internet. Please refer to the enclosed proxy card for instructions.

To ensure that enough shares are voted by the Meeting, the Fund has engaged the services of a professional proxy solicitation firm, Management Information Services. If you have not voted as the meeting date approaches, you may receive a phone call from them asking you to please vote your shares in favor of the proposals.

Respectfully,

/s/ William Henry
-------------------------------------
William Henry
President
Pacific Capital Funds

   WE URGE YOU TO VOTE BY COMPLETING AND RETURNING THE ENCLOSED PROXY CARD OR
                            BY ATTENDING THE MEETING.

  YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS - WE ASK THAT
   YOU VOTE PROMPTLY IN ORDER TO AVOID THE EXPENSE OF ADDITIONAL SOLICITATION.

Q.   WHO CAN VOTE?

A. Any person owning shares of the Pacific Capital Small Cap Fund on April 7, 2006.

Q.   WHY SHOULD I BOTHER TO VOTE?

A. Your vote is important. If the Trust does not receive enough votes, it will have to spend money to mail proxies again or solicit voters by telephone so that this meeting can take place.

Q.   HOW CAN I VOTE?

A. You can vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope. In addition to voting by mail you may also vote by telephone or via the Internet by following the instructions on the enclosed proxy card. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Pacific Capital Funds at 1-877-333-2303.

Q.   HOW DO THE BOARD MEMBERS OF THE TRUST RECOMMEND THAT I VOTE?

A. After careful consideration, the Board of Trustees unanimously recommends that you vote "FOR" each proposal on the enclosed proxy card.

Q.   WHAT IF I HAVE ADDITIONAL QUESTIONS?

A. Contact us, by calling 1-877-333-2303. Please note that you cannot cast your vote by calling this number. To cast your vote, please sign and mail the enclosed ballot in the envelope provided.

                              PACIFIC CAPITAL FUNDS

                         PACIFIC CAPITAL SMALL CAP FUND

                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
                                 1-877-333-2303

                      NOTICE OF SPECIAL SHAREHOLDER MEETING
                           TO BE HELD ON JUNE 9, 2006

To the shareholders of Pacific Capital Small Cap Fund:

Notice is hereby given that the Board of Trustees has called a special meeting of the shareholders of the Pacific Capital Small Cap Fund (the "Fund"), a series of Pacific Capital Funds (the "Trust"), to take place on June 9, 2006, at the offices of the Trust's administrator, BISYS Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110 at 10:00 a.m., Eastern Time, or as adjourned from time to time (the "Meeting"), for the following purposes:

     1. To approve a sub-advisory agreement for a portion of the Fund's investment portfolio with a new sub-adviser, Wellington Management Company, LLP.

     2. To approve a proposal that would permit the Asset Management Group of Bank of Hawaii, the investment adviser to the Fund, to enter into or materially change agreements with sub-advisers on behalf of the Fund without obtaining shareholder approval.

AFTER CAREFUL CONSIDERATION, THE BOARD OF TRUSTEES UNANIMOUSLY APPROVED THE PROPOSALS AND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE "FOR" THE PROPOSALS.

The matters referred to above are discussed in detail in the proxy statement attached to this notice. The Board of Trustees has fixed the close of business on April 7, 2006 as the record date for determining shareholders entitled to notice of, and to vote at, the Meeting.

Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED, SO THAT YOU WILL BE REPRESENTED AT THE MEETING. In addition to voting by mail you may also vote by either telephone or via the Internet. Please refer to the enclosed proxy card for instructions. If you have returned a proxy card and are present at the Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

By order of the Board of Trustees,

/s/ Patrick Keniston
-------------------------------------
Patrick Keniston
Secretary

April 27, 2006

   WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE IS NECESSARY IF THE
                   PROXY CARD IS MAILED IN THE UNITED STATES.

                              PACIFIC CAPITAL FUNDS

                         PACIFIC CAPITAL SMALL CAP FUND

                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
                                 1-877-333-2303

                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                             TO BE HELD JUNE 9, 2006

This proxy statement and the enclosed form of proxy are being furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of Pacific Capital Funds (the "Trust") for use at a special meeting of shareholders of the Pacific Capital Small Cap Fund (the "Fund"), a series of the Trust, to be held at 10:00 a.m., Eastern Time, on June 9, 2006, at the offices of BISYS Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, or as adjourned from time to time (the "Meeting"). The Board is soliciting proxies from shareholders with respect to the proposals set forth in the accompanying notice.

The Trust anticipates that the mailing of proxies and proxy statements to shareholders will begin on or about April 29, 2006.

Shareholders can find important information about the Fund in the Trust's annual report for the fiscal year ended July 31, 2005, and its semi-annual report for the six months ended January 31, 2005, which previously have been furnished to shareholders. Shareholders may request another copy of the annual and semi-annual reports by writing to the Trust at the above address or by calling the telephone number above. The Trust will provide copies of the reports free of charge. Text-only versions of the Fund's annual report and semi-annual report can be viewed online or downloaded from the Trust's website (HTTP://WWW.PACIFICCAPITALFUNDS.COM/).

                                   PROPOSAL 1
                    APPROVAL OF A NEW SUB-ADVISORY AGREEMENT

INTRODUCTION

The Board proposes that the shareholders of the Fund approve a sub-advisory agreement (the "New Sub-Advisory Agreement") between the Trust, the Asset Management Group of Bank of Hawaii, as Adviser to the Fund ("AMG" or the "Adviser"), and Wellington Management Company, LLP ("Wellington Management" or the "New Sub-Adviser") as a second sub-adviser to the Fund. The terms of the New Sub-Advisory Agreement will be substantially similar to those of the Fund's current sub-advisory agreement with Nicholas-Applegate Capital Management ("NACM" or the "Current Sub-Adviser") and will not result in any increase in fees. If shareholders approve the New Sub-Advisory Agreement, Wellington Management will act as sub-adviser to a portion of the Fund's investment portfolio, as designated from time to time by the Adviser, and NACM will continue to act as sub-adviser to the balance of the Fund's investment portfolio.

WHY IS THIS CHANGE BEING RECOMMENDED?

Due to rapid growth in assets invested in the Fund and other client accounts, the Current Sub-Adviser is approaching its capacity to manage further small cap assets. As a result, the Adviser recommended to the Trustees that a growth-oriented sub-adviser be added to manage a portion of the Fund's investment portfolio with a management style complementary to NACM's investment style, which manages a portion of the Fund's portfolio using a value strategy and portion of the Fund's portfolio using a core strategy. Based on its review of potential sub-advisers, the Adviser further recommended that Wellington Management be appointed as the Fund's second sub-adviser. After reviewing the matter, for the reasons described further below the Trustees determined that appointment of Wellington Management as a sub-adviser to a portion of the Fund's investment portfolio was in the best interests of the Fund and its shareholders.

HOW WILL THE NEW ARRANGEMENT AFFECT THE MANAGEMENT OF THE FUND?

AMG currently serves as investment adviser to the Fund pursuant to an Investment Advisory Agreement that permits AMG to delegate portfolio management services to one or more sub-advisers, subject to supervision by AMG and the Board of Trustees. Under the Current Sub-Advisory Agreement, NACM manages a portion of the Fund's portfolio using a "small cap value" strategy and a portion of the portfolio using a "systematic small cap" strategy. The portion of the Fund's portfolio managed using each strategy is determined from time to time by the Adviser in consultation with NACM, subject to capacity constraints. The New Sub-Advisory Agreement will add an additional sub-adviser for the Fund and will not replace the Fund's current sub-advisory relationship or agreement with NACM.

The Adviser believes that Wellington Management's portfolio management style in its "small cap growth" strategy complements NACM's strategies. Wellington Management employs a portfolio selection method that relies on both fundamental and quantitative analysis to identify attractive securities in the small cap growth universe. Fundamental research is provided by 48 global industry analysts. Each analyst is responsible for a specific industry, applying various techniques to develop earnings forecasts and investment ratings for each covered stock in that industry. In addition, quantitative research is provided by a team of ten quantitative analysts though a proprietary, multi-factor model which combines value and momentum factors to rank stocks within sectors. Factors used within the model and the weights of selected factors are developed specifically by sector. The Adviser believes that the diversification of small cap management styles applied to various portions of the Fund's investment portfolio will result in an overall blended "core" Fund portfolio.

The terms of the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement are described in greater detail below.

CURRENT ADVISORY AND SUB-ADVISORY ARRANGEMENTS

AMG has served as the Fund's investment adviser since the Fund's organization in December 1998 pursuant to an Investment Advisory Agreement that was approved by the initial shareholders of the Fund. For its services AMG initially received an advisory fee at the annual rate of 1.10% of the Fund's average daily net assets and, until October 2002, was responsible for payment of NACM's sub-advisory fees. In October 2002 the Investment Advisory Agreement was amended to provide for payment of sub-advisory fees to NACM directly by the Fund, and AMG's advisory fees were reduced by a like amount.

NACM has served as the Fund's sub-adviser since the Fund's organization in December 1998. The Current Sub-Advisory Agreement was entered into on March 8, 2001, upon its approval at a special meeting of Fund shareholders held in view of NACM's then-pending merger agreement with Allianz of America, Inc. and certain other parties which would have resulted in an "assignment" and automatic termination of the Fund's previous sub-advisory agreement with NACM. The Current Sub-Advisory Agreement was amended in October 2002 to provide for payment of sub-advisory fees to NACM directly by the Fund rather than by the Adviser (at which time the Adviser's fee from the Fund was reduced by a like amount), and was amended further on April 30, 2005 to reflect the use of NACM's "systematic small cap" strategy to manage a portion of the Fund's portfolio. The Current Sub-Advisory Agreement was last reviewed by the Board of Trustees of the Trust at its September 20, 2005 regular meeting, at which the Board approved continuation of the Current Sub-Advisory Agreement for an additional year. Upon shareholder approval of the proposed addition of Wellington Management as a second sub-adviser to the Fund, the Current Sub-Advisory Agreement will be further amended to reflect the fact that NACM will not be managing the Fund's entire investment portfolio.

Under the Current Sub-Advisory Agreement, the Trust retains NACM to manage the Fund's investment portfolios, subject to the direction of the Board of Trustees and the Adviser. NACM is authorized to determine which securities are to be bought or sold by the Fund and in what amounts, and reports periodically to the Adviser and to the Board of Trustees. As consideration for its services, NACM receives fees from the Fund at the following annual rates: for assets managed pursuant to its "small cap value" strategy - 0.60% of the first $50 million of average daily net assets and 0.55% of average daily net assets in excess of $50 million; and for assets managed pursuant to its "systematic small cap" strategy - 0.70% of average daily net assets. The aggregate fees paid to NACM for the Fund's last three fiscal years ended July 31 were $328,971 (2003), $679,751 (2004), and $913,160 (2005).

The Current Sub-Advisory Agreement provides that NACM will not be liable for any mistake in judgment or in any other event, except for losses resulting from its willful misfeasance, bad faith or gross negligence in the performance of its duties or its reckless disregard of such duties. The Current Sub-Advisory Agreement continues automatically for successive one-year periods, provided such continuance is approved at least annually by the Board of Trustees or vote of a majority of the Fund's shareholders as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), so long as its continuance is also approved by a majority of the Trust's Trustees who are not "interested persons" of the Trust (as defined in the Investment Company Act)(the "Independent Trustees"). The Current Sub-Advisory Agreement may not be amended unless approved by vote of a majority of the Fund's shareholders (as defined in the Investment Company Act) and a majority of the Independent Trustees; shareholder approval of the proposed New Sub-Advisory Agreement will be also considered approval of the necessary technical and conforming changes in the Investment Advisory Agreement and Current Sub-Advisory Agreement to permit the addition of Wellington Management as a second sub-adviser to the Fund. The Current Sub-Advisory Agreement is terminable any time without penalty, on 60 days' notice, by AMG, NACM, the Board of Trustees or vote of a majority of the Fund's shareholders.

THE NEW SUB-ADVISORY AGREEMENT

A copy of the New Sub-Advisory Agreement, as further described below, is set forth as Appendix A to this Proxy Statement. The following description of the New Sub-Advisory Agreement is qualified in its entirety by reference to the full text of the Agreement as set forth in Appendix A.

The terms and conditions of the New Sub-Advisory Agreement, which the Trust anticipates will take effect on or about June 9, 2006 following shareholder approval, are substantially the same as those of the Current Sub-Advisory Agreement. Under the New Sub-Advisory Agreement, Wellington Management would among other things: (i) provide a continuous investment program for the portion of the Fund's assets it manages; (ii) select brokers and dealers through which securities transactions with respect to those assets are to be executed; and
(iii) maintain certain records required under relevant provisions of the Investment Company Act. As consideration for its services, Wellington Management will receive an annual fee based on the portion of the Fund's assets it manages, at the rate of 0.70% of the first $150 million of average daily net assets and 0.65% of average daily net assets in excess of $150 million, computed daily and payable quarterly.

Like the Current Sub-Advisory Agreement, the New Sub-Advisory Agreement provides that Wellington Management will not be liable for any mistake in judgment or in any other event, except for losses resulting from its willful misfeasance, bad faith or gross negligence in the performance of its duties or its reckless disregard of such duties. The New Sub-Advisory Agreement has an initial term of two years, and thereafter continues automatically for successive one-year periods provided such continuance is approved at least annually by the Board of Trustees or vote of a majority of the Fund's shareholders (as defined in the Investment Company Act), in either event so long as its continuance is also approved by a majority of the Independent Trustees. The New Sub-Advisory Agreement may not be amended unless approved by vote of a majority of the Independent Trustees and, if required by the Investment Company Act, by a majority of the Fund's shareholders. It is terminable any time without penalty, on 60 days' notice, by AMG, Wellington Management, the Board of Trustees or vote of a majority of the Fund's shareholders.

INFORMATION ABOUT WELLINGTON MANAGEMENT

Wellington Management has been an independent, private partnership since 1979. Its principal offices are located at 75 State Street, Boston, Massachusetts. The firm is owned by 95 partners, all fully active in the firm. As of March 31, 2006, Wellington Management managed approximately $542 billion of client assets, including approximately $24 billion of assets invested in dedicated small cap mandates.

Wellington Management serves as a sub-adviser to the following registered investment companies with investment objectives similar to those of the Fund:

FUND                               APPROXIMATE ASSETS MANAGED   RELATIONSHIP                ANNUAL FEE
----                               --------------------------   ------------                ----------
                                     (AS OF MARCH 31, 2006)
Hartford MF SmallCap Growth Fund          $482,482,371          Sub-Advisor        0.400% of first $50 million
                                                                                    0.300% of $50-$150 million
                                                                                   0.250% of $150-$500 million
                                                                               0.200% all assets above $500 million

Hartford VA SmallCap Growth Fund         $1,078,199,497         Sub-Advisor        0.400% of first $50 million
                                                                                    0.300% of $50-$150 million
                                                                                   0.250% of $150-$500 million
                                                                               0.200% all assets above $500 million

     WELLINGTON MANAGEMENT'S PORTFOLIO MANAGEMENT TEAM

AMG anticipates that the portfolio will be managed by a team of investment professionals at Wellington Management led by David J. Elliot and Doris T. Dwyer.

David J. Elliott, Vice President, is an Equity Portfolio Manager in Wellington Management's Quantitative Investment Group and co-manages the Hartford Small Cap Growth Portfolio. In addition to his portfolio management responsibilities, Mr. Elliot focuses on designing and implementing quantitative and computer-based approaches to improve the portfolio construction and investment decision-making process. Mr. Elliott joined Wellington Management in 1995 and has been an investment professional since 1999. He is a Chartered Financial Analyst.

Doris T. Dwyer, Vice President and Equity Portfolio Manager, works in Wellington Management's Quantitative Investment Group as a member of the Portfolio Management team for the firm's Quantitative portfolios. She deals with a wide array of products including various US styles (Small, Mid, Large Capitalization) and Global Small Cap. Ms. Dwyer joined the firm as an investment professional in 1998 from Grantham, Mayo, Van Otterloo and Company where she was an Equity Partner and International Portfolio Manager. She has more than eighteen years of experience in investment management and has significant experience in global trading and trade cost analysis, as well as in the development of systems to support global portfolio management.

     OFFICERS AND PARTNERS OF WELLINGTON MANAGEMENT

The principal officers and owners of Wellington Management and their principal occupations are as follows:

Name                    Principal Occupation
----                    --------------------
Nicholas C. Adams       Partner and Executive Committee Member
Paul Braverman          Partner and Chief Financial Officer
Laurie A. Gabriel       Partner and Executive Committee Member
Paul J. Hamel           Partner and Executive Committee Member
Saul J. Pannell         Partner and Executive Committee Member
John R. Ryan            Partner and Executive Committee Member
Perry M. Traquina       Partner, President, CEO and Executive Committee Member
Cynthia M. Clarke       Partner and Chief Legal Officer
Phillip H. Perelmuter   Partner and Executive Committee Member
Selwyn J. Notelovitz    Chief Compliance Officer
Thomas L. Pappas        Partner and Executive Committee Member
James P. Hoffmann       Partner and Executive Committee Member

The business address for each of the principal officers listed above is 75 State Street, Boston, Massachusetts 02109.

CONSIDERATION OF THE NEW SUB-ADVISORY AGREEMENT BY THE BOARD

On March 16, 2006, the Board of Trustees met in person at a meeting called for the purpose of considering, among other things, the New Sub-Advisory Agreement. The information, material facts and conclusions that formed the basis for the Trustee's recommendation to approve the New Sub-Advisory Agreement are described below. In determining whether to approve the New Sub-Advisory Agreement, the Trustees received assistance and advice regarding legal and industry standards from their independent legal counsel. They discussed the agreement with management representatives and in a private session with independent legal counsel at which no representatives of management were present. The Trustees did not identify any single or particular information that, in isolation, was the controlling factor in deciding to recommend approval of the New Sub-Advisory Agreement. The following summary describes the most important, but not all, of the factors considered by the Trustees.

The Trustees evaluated the proposed scope and quality of services to be provided by Wellington Management. They requested a variety of information from Wellington Management, and reviewed its responses, with respect to matters such as the nature of Wellington Management's organization in general; the qualifications and capabilities of the portfolio managers and other personnel who would be responsible for providing services to the Fund; the investment philosophy and decision-making processes of those professionals; the capability and integrity of Wellington Management's senior management and staff; the quality of Wellington Management's services with respect to regulatory compliance and compliance with client investment policies and restrictions; and the business reputation, financial condition and operational stability of Wellington Management. The Trustees also considered a report prepared by the Adviser based on its due diligence examination of Wellington Management conducted at Wellington Management's principal office. The report provided a detailed description of the investment processes and personnel, systems, and regulatory and compliance processes in place at Wellington Management.

The Trustees reviewed information regarding the performance for the past four calendar years of other accounts managed by Wellington Management in the same style as it proposed to manage a portion of the Fund's investment portfolio, compared to the past performance during such periods of the Russell 2000 Growth index and a peer group of comparable strategies identified by the Adviser. They noted that Wellington Management's performance in excess of the Russell 2000 Growth index during each of the periods was comparable to or better than most of the comparison group and, in addition, was considerably less variable (generating returns in excess of the index during periods when the other strategies in the comparison group had returns below the index). They considered the Adviser's conclusion that the diversification of small cap management styles applied to various portions of the Fund's investment portfolio would result in a desirable overall blended "core" Fund portfolio. The Trustees also noted that the terms of the New Sub-Advisory agreement would be substantially the same as those of the Current Sub-Advisory Agreement, and that under the New Sub-Advisory Agreement AMG would retain primary responsibility for the Fund's management, including allocation of the Fund's investment portfolio to Wellington Management and NACM.

In considering the sub-advisory fees proposed to be paid by the Fund to Wellington Management, the Trustees reviewed materials provided by Wellington Management, including information about the sub-advisory fees paid to Wellington Management by two other mutual funds registered under the Investment Company Act with investment policies and procedures substantially similar to those of the Fund. They noted that although the sub-advisory fees paid by the Fund would be greater that those paid by Wellington Management's other fund sub-advisory clients, Wellington Management's fees would be slightly less than those the Fund paid for the assets managed under NACM's systematic small cap strategy. They did not compare the fees to industry averages, but did note that the total advisory fees and sub-advisory fees paid by the Fund would not be affected, as the advisory fees paid by the Fund to AMG would be adjusted to ensure that the total fees did not exceed those previously approved by the Fund's shareholders. After reviewing these matters, the Trustees concluded that the proposed sub-advisory fee was fair and reasonable.

The Trustees noted that, although it was difficult to establish the extent to which Wellington Management might realize any economies of scale in connection with its management of a portion of the Fund's portfolio, as there is no precise way to measure such economies and certain expenses do not necessarily decrease as assets increase, Wellington Management's fee schedule includes breakpoints that would appropriately reflect any economies of scale at the Fund's current level of assets for the benefit of the Fund's shareholders. The Trustees also evaluated the projected benefits to Wellington Management of its sub-advisory relationship with the Fund. As Wellington Management had not yet begun to provide services to the Fund, it was unable to provide information regarding the projected profitability of its relationship with the Fund. However, the Trustees noted that Wellington Management would not receive significant ancillary benefits as a result of its relationship with the Fund, other than the benefit of research received from brokers executing transactions on behalf of its clients and the ability to refer to its sub-advisory relationship with the Fund.

Based on their review, including their consideration of each of the factors referred to above, the Trustees (including all of the Independent Trustees) determined, in the exercise of their business judgment, that Wellington Management was capable of providing high quality investment sub-advisory services to the Fund that would be beneficial to the Fund's shareholders, that Wellington Management's proposed sub-advisory fee was fair, and that approval of the New Sub-Advisory Agreement with Wellington Management is in the best interest of the Fund and its shareholders. If shareholders fail to approve the New Sub-Advisory Agreement, NACM will continue to serve as the sub-adviser to the Fund, and the Board will consider what alternatives may be most appropriate for future management of the Fund.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS APPROVE THE NEW SUB-ADVISORY AGREEMENT.

                                   PROPOSAL 2

                   APPROVAL TO ENTER INTO AND MATERIALLY AMEND
               AGREEMENTS WITH SUB-ADVISERS ON BEHALF OF THE FUND
                          WITHOUT SHAREHOLDER APPROVAL

INTRODUCTION

The Board proposes that the Trust be authorized to implement a "multi-manager arrangement" with respect to the Fund, as described below.

Pursuant to Section 15(a) of the Investment Company Act, an investment adviser to a mutual fund cannot enter into a sub-advisory agreement with respect to the fund without obtaining approval of the fund's shareholders. Similarly, shareholders must approve any material amendments to an existing sub-advisory agreement between an adviser and a sub-adviser. The Trust has applied for and obtained an exemption from those and other related requirements of the Investment Company Act from the U.S. Securities and Exchange Commission (the "SEC"). The exemptive order, among other things, allows the Fund and AMG to enter into and materially amend sub-advisory agreements with respect to any series of the Trust, including the Fund, with approval of the Board but without obtaining shareholder approval, if AMG and the Board conclude that such arrangements would be in the best interest of that series' shareholders. This advisory structure is referred to as a "multi-manager arrangement."

Authority to implement a multi-manager arrangement with respect to the Fund is contingent upon receiving the approval of a majority of the Fund's outstanding voting securities, as that term is defined in the Investment Company Act. If shareholders of the Fund approve the proposal, the Fund's sub-advisory agreements will be amended to reflect that approval by the shareholders of the Fund will not be required to amend such sub-advisory agreements to the extent permitted by the SEC exemption. However, approval by the Trustees (including a majority of Independent Trustees) will continue to be required before the Trust may enter into a new sub-advisory agreement or amend an existing sub-advisory agreement with respect to the Fund. The Board believes that the proposed multi-manager arrangement will allow the Adviser to act more quickly and with less cost to shareholders to replace sub-advisers to the Fund when the Adviser and the Board believe it is in the best interest of shareholders, because a shareholder vote will not be required to approve sub-advisory agreements and material changes to such agreements. However, as a result the shareholders of the Fund will to some extent be giving up their control of the Fund's operations.

The Board of Trustees previously asked shareholders of all series of the Trust, including the Fund, to approve a multi-manager arrangement at a shareholder meeting scheduled to be held in May 2004. The request was withdrawn when it became apparent that it would not be approved by Institutional Shareholder Services ("ISS"), an independent third-party proxy voting service retained by the Bank of Hawaii to direct the vote of the series' shares held by trust and other client accounts for which the Bank and its affiliates had investment discretion, which constituted a majority of the outstanding shares. ISS indicated at that time that it did not favor approval of multi-manager arrangements for fund portfolios that did not in fact have more than one sub-adviser. As the Trust now proposes that the Fund retain a second sub-adviser, ISS has indicated that it would generally support such a proposal, subject to a review of specific terms.

HOW A MULTI-MANAGER ARRANGEMENT WOULD BENEFIT THE FUND

The Trustees believe that the multi-manager arrangement will allow the Fund to operate more efficiently because it will allow AMG and the Trustees maximum flexibility to recommend, supervise and evaluate sub-advisers without incurring the unnecessary delay or expense of obtaining shareholder approval. Currently, to appoint a sub-adviser or to materially amend a sub-advisory agreement with respect to the Fund, the Trust must call a meeting of the Fund's shareholders, create and distribute proxy materials, solicit proxy votes from the Fund's shareholders and hold a meeting. Further, if a sub-adviser is acquired by another entity, the Trust currently must seek approval of a new sub-advisory agreement from shareholders of the Fund, even where there will be no change in the persons managing the Fund. This process is time-consuming and costly, and the costs are generally borne entirely by the Fund with a consequent reduction in shareholder investment return. While AMG expects its relationships with the sub-advisers to the Fund to be long-term and stable over time, approval of this proposal will permit the Fund to act quickly in situations where AMG and the Trustees believe that a change in sub-advisers or to a sub-advisory agreement, including any fee paid to a sub-adviser, is warranted. This proposal will eliminate the delay of convening a meeting of shareholders to approve the retention of sub-advisers or changes to a sub-advisory agreement.

In its capacity as investment adviser to the Fund, AMG currently oversees and monitors the performance of each sub-adviser. AMG is also responsible for determining whether to recommend to the Trustees that a particular sub-advisory agreement be entered into or terminated. By investing in the Fund, shareholders in effect hire AMG to manage the Fund's assets directly or to hire an external sub-adviser under AMG's supervision. Accordingly, the Trustees believe that shareholders expect that AMG and the Trustees will take responsibility for overseeing the Fund's sub-advisers and for recommending their hiring, termination and replacement. Thus, in light of the contractual arrangements under which AMG has been engaged as an investment adviser, and in light of AMG's experience in recommending and monitoring sub-advisers, the Trustees believe that it is appropriate to allow the recommendation, supervision and evaluation of sub-advisers to be conducted by AMG. If this proposal is approved, the shareholders will have less control over the Funds. However, the Trustees also believe that this approach would be consistent with shareholders' expectations that AMG will use its expertise to recommend to the Trustees qualified candidates to serve as sub-advisers.

The Trustees will continue to oversee the sub-advisory selection and engagement process for the Fund. The Trustees, including a majority of the Independent Trustees, will continue to evaluate and consider for approval all new or amended sub-advisory agreements. In addition, under the Investment Company Act and the terms of the sub-advisory agreements, the Trustees, including a majority of the Independent Trustees, are required to annually review and consider for renewal each of these agreements after an initial term. Upon entering into, renewing or amending a sub-advisory agreement with respect to the Fund, AMG and the sub-adviser have a legal duty to provide to the Trustees information on pertinent factors.

Shareholder approval of this proposal will not increase or decrease the total amount of investment advisory and sub-advisory fees paid by the Fund. When engaging sub-advisers and entering into and amending sub-advisory agreements, AMG has negotiated and will continue to negotiate fees with these sub-advisers. The fees paid to AMG and any sub-adviser by the Fund are considered by the Trustees in approving and renewing advisory and sub-advisory agreements. Any increase in the total fees paid by the Fund to AMG and any sub-advisers to the Fund in excess of the total previously approved by shareholders (1.10% of average daily net assets of the Fund) would continue to require shareholder approval. If shareholders approve this proposal, AMG, pursuant to the Fund's investment advisory agreement and other agreements, will continue to provide the same level of management and administrative services to the Fund as it currently provides.

THE TERMS OF THE SEC EXEMPTIVE ORDER

On December 7, 2004, the SEC issued an Order exempting the Trust from certain provisions of the Investment Company Act that require shareholders to approve sub-advisory agreements on behalf of the various series of the Trust, including the Fund, and any material amendments to such agreements. Thus, if shareholders approve this proposal, AMG and the Trust would be authorized to evaluate, select and retain new sub-advisers for the Fund, or materially amend an existing sub-advisory agreement, without obtaining further approval of the Fund's shareholders.

Under the terms of the Order, the Trust and AMG will continue to be subject to several conditions imposed by the SEC. For instance, as requested in this proposal, shareholder approval is required before AMG and the Trust may implement the multi-manager arrangement. Furthermore, within 90 days of a change to a sub-advisory agreement of the Fund, the Trust must provide the Fund's shareholders with an information statement that contains information about the sub-adviser, the sub-advisory agreement, and the sub-advisory fee. Another condition of the Order is that the Trust will still need to obtain shareholder approval of a sub-advisory agreement for the Fund with a sub-adviser that is an "affiliated person" of the Trust, as defined in Section 2(a)(3) of the Investment Company Act.

If shareholders of the Fund do not approve the multi-manager arrangement, the Trust will continue to seek shareholder approval to enter into sub-advisory agreements with respect to the Fund or to materially amend such agreements.

                                OTHER INFORMATION

PROXY SOLICITATION

The costs of the Meeting, estimated to be approximately $42,000, not including the cost of solicitation, will be paid by the Fund. The principal solicitation will be by mail, but in order to obtain the necessary quorums at the Meeting, supplementary solicitation may be made by mail, phone, e-mail or personal interview by officers of the Company or officers or employees of the Adviser or its affiliates. The Trust has retained MIS, an ADP company to aid in the solicitation of proxies at a cost estimated not to exceed $$40,200 plus out-of-pocket expenses. The Fund will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of Fund shares held of record by such persons.

SHAREHOLDER VOTING

Holders of the Fund's Class A, Class B, Class C, and Class Y shares of beneficial interest (collectively, the "Shares") of record as of the close of business on April 7, 2006 (the "Record Date") are entitled to vote on all of the business at the Meeting and any adjournments thereof. Each Share is entitled to one vote, and fractional Shares are entitled to fractional votes, without regard to Class. As of the Record Date, the outstanding Shares of the Fund were as follows:

  OUTSTANDING      OUTSTANDING     OUTSTANDING     OUTSTANDING          TOTAL
CLASS A SHARES   CLASS B SHARES  CLASS C SHARES  CLASS Y SHARES  OUTSTANDING SHARES
--------------   --------------  --------------  --------------  ------------------
10,803,852.0930   198,194.0390     726,249.220    9,390,269.090    21,111,564.442

The presence in person or by proxy of more than 50% of the outstanding Shares of the Fund (without regard to Class) entitled to vote at the Meeting will constitute a quorum for the Meeting. If a quorum is not present, sufficient votes are not received by the date of the Meeting, or the holders of Shares present in person or by proxy determine to adjourn the Meeting for any other reason, a person named as proxy may propose one or more adjournments of the Meeting from time to time to permit further solicitation of proxies. Abstentions and broker non-votes will be counted as Shares present but not voting. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment and the proposal. Broker non-votes are Shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. The persons named as proxies will vote in favor of adjournment those Shares which they represent if adjournment is necessary to obtain a quorum or to obtain a favorable vote on the proposal.

In addition to voting in person at the Meeting, shareholders also may sign and mail the proxy card received with this proxy statement. Timely, properly executed proxies will be voted as instructed by shareholders. If no instructions are given on the proxy with respect to a proposal but the proxy is properly executed, it will be voted FOR the proposal. A shareholder may revoke his or her proxy at any time prior to its exercise by written notice addressed to the Secretary of the Trust at the address set forth on the cover of this proxy statement or by voting in person at the Meeting. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

REQUIRED VOTE

Approval of each proposal will require the affirmative vote of a "majority of the outstanding voting securities of the Fund" as defined in the Investment Company Act. This means the lesser of (1) 67% or more of the Shares of the Fund present at the Meeting if the owners of more than 50% of the Shares of the Fund then outstanding are present in person or by proxy, or (2) more than 50% of the outstanding Shares of the Fund entitled to vote at the Meeting.

INTERESTED PARTIES

To the best of the Trust's knowledge, as of the Record Date, the Directors and officers of the Trust as a group owned less than 1% of the outstanding shares of the Fund. The following table sets forth, as of the Record Date, the name, address, number and percentage of Shares of persons that owned beneficially or of record 5% or more of the outstanding Shares of the Fund.

As indicated below, Bank of Hawaii or its affiliates may be deemed to have, or share, investment and/or voting power with respect to approximately 16.15% of the outstanding shares of the Fund, based upon the Bank's investment discretion for trust and other client accounts, with respect to which shares Bank of Hawaii and its affiliates disclaim beneficial ownership. On Proposal 2, Bank of Hawaii will vote the shares for which it has investment discretion in accordance with the recommendation of Institutional Shareholder Services, an independent third-party proxy voting service. Certain officers and a Trustee of the Trust are employees of either Bank of Hawaii or its affiliates.

Unless otherwise indicated, the address of STROBRO is c/o Bank of Hawaii, P.O. Box 1930, Honolulu, HI 96805. In addition, unless otherwise indicated, the address of: (a) First Clearing, LLC ("First Clearing") is 10750 Wheat First Drive, Glen Allen, VA 23060; (b) National Financial Services LLC ("NFS") is 200 Liberty St., New York, N.Y. 10281; (c) Pershing LLC ("Pershing") is One Pershing Plaza, 14th Floor - Mutual Funds, Jersey City, NJ 07399; (d) Strafe Co. ("Strafe") is Yamagata Crut PCIAA, PO Box 160, Westerville, OH 43086; (e) Trico & Co. ("Trico") is PO Box 631, Columbus, MS 39705 (f) Union Bank Tr Nominee ("Union") is PO Box 85484, San Diego, CA 92628; (g) Vanguard Fiduciary Trust Company ("Vanguard") is P.O. Box 2600 VM 613, Attn: Outside Funds, Valley Forge, PA 19482.

                            CLASS A                       CLASS B                   CLASS C                   CLASS Y
                -------------------------------  ------------------------  ------------------------  ------------------------
                                  PERCENTAGE OF  NUMBER OF  PERCENTAGE OF  NUMBER OF  PERCENTAGE OF  NUMBER OF  PERCENTAGE OF
RECORD HOLDER   NUMBER OF SHARES       FUND        SHARES        FUND        SHARES        FUND        SHARES        FUND
--------------  ----------------  -------------  ---------  -------------  ---------  -------------  ---------  -------------
First Clearing                                                              237,647       33.13%
NFS                 5,280,935         48.98%      185,099       93.39%       98,317       13.71%
Pershing            1,758,513         16.31%                                155,579       21.69%
Strafe              1,726,497         16.01%
STROBRO                                                                                              3,428,426      36.50%
Trico                                                                                                  513,418       5.47%
Union                                                                                                  786,733       8.38%
Vanguard                                                                                             1,914,298      20.38%

SHAREHOLDER PROPOSALS

Neither the Trust nor the Fund holds regular shareholders' meetings. Shareholders wishing to submit a proposal for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposal to the Secretary of the Trust at the address set forth on the cover of this proxy statement.

A proposal must be received within a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal, however, does not necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to a proposal submitted on a timely basis.

OTHER SERVICE PROVIDERS

The Asset Management Group of Bank of Hawaii serves as investment adviser to the Funds; its address is 111 South King Street, Honolulu, Hawaii 96813. BISYS Fund Services Ohio, Inc. serves as administrator to the Funds pursuant to an Administration Agreement and BISYS Fund Services Limited Partnership serves as the distributor of shares of the Funds pursuant to a Distribution Agreement; the address of each is 3435 Stelzer Road, Columbus, Ohio 43219.

THE TRUST REQUESTS YOUR EXECUTION AND RETURN OF THE ENCLOSED PROXY. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. YOU MAY ALSO VOTE BY TELEPHONE OR VIA THE INTERNET. SEE THE ENCLOSED PROXY CARD FOR INSTRUCTIONS.

By order of the Board of Trustees,

/s/ Patrick Keniston
-------------------------------------
Patrick Keniston
Secretary

                                   APPENDIX A

                         FORM OF SUB-ADVISORY AGREEMENT

                         PACIFIC CAPITAL SMALL CAP FUND

THIS AGREEMENT is made as of _________, 2006 among Pacific Capital Funds (the "Trust"), the Asset Management Group of Bank of Hawaii (the "Adviser"), and Wellington Management Company, LLP (the "Sub-Adviser").

WHEREAS, the Trust is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

WHEREAS, the Adviser has been appointed investment adviser to the Trust's Pacific Capital Small Cap Fund (the "Fund");

WHEREAS, the Adviser desires to retain the Sub-Adviser to assist it in the provision of a continuous investment program for a portion of the assets of the Fund and the Sub-Adviser is willing to do so; and

WHEREAS, the Sub-Adviser is willing to furnish such services upon the terms and conditions herein set forth;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

     1. Appointment. The Adviser hereby appoints the Sub-Adviser to act as the sub-adviser to the portion of the Fund's investment portfolio designated from time to time by the Adviser by written notice to the Sub-Adviser (the "Account"), as permitted by the Adviser's Advisory Agreement with the Trust pertaining to the Fund. Intending to be legally bound, the Sub-Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided. The Adviser hereby acknowledges receipt of a copy of Part II of the Sub-Adviser's Form ADV, as most recently filed with the Securities and Exchange Commission.

     2. Sub-Advisory Services. Subject to the supervision of the Trust's Board of Trustees and the Adviser, the Sub-Adviser will assist the Adviser in providing a continuous investment program with respect to the Account, including investment research and management with respect to all securities and investments and cash equivalents in the Account. The Sub-Adviser will provide services under this Agreement in accordance with the Fund's investment objectives, policies and restrictions as stated in the Fund's prospectus and resolutions of the Trust's Board of Trustees applicable to the Fund.

Without limiting the generality of the foregoing, the Sub-Adviser further agrees that it will, with respect to the Account:

          (a) determine from time to time what securities and other investments will be purchased, retained or sold for the Account;

          (b) place orders pursuant to its investment determinations for the Account either directly with the issuer or with any broker or dealer;

          (c) not purchase shares of the Account for itself or for accounts with respect to which it exercises sole investment discretion in connection with such transactions except as permitted by the Trust's Board of Trustees or by federal, state and local law;

          (d)  manage the Account's overall cash position;

          (e) attend regular business and investment-related meetings with the Trust's Board of Trustees and the Adviser if reasonably requested to do so by the Trust and/or the Adviser;

          (f) maintain books and records customarily maintained by sub-advisers on behalf of their clients with respect to the securities transactions for the Account, furnish to the Adviser and the Trust's Board of Trustees such periodic and special reports as they may reasonably request with respect to the Account, and provide in advance to the Adviser all reports to the Board of Trustees for examination and review within a reasonable time prior to the Trust's Board meetings;

          (g) for so long as the Sub-Adviser provides subadvisory services to the Fund, if the Fund has a claim or potential claim in any bankruptcy proceeding, class action securities litigation, or other litigation or proceeding affecting securities held in the Account, provide the Fund or its custodian with reasonable assistance in support of the Fund's pursuit of such claim; provided, however, that notwithstanding anything else to the contrary in this Agreement, the Sub-Adviser shall not be required to file claims or take any related actions on behalf of the Fund in regards to class action settlements related to securities currently or previously held in the Account nor shall it be required to assist the Fund's custodian in the evaluation, pursuit or settlement of such claims, but will provide all information reasonably requested by the Adviser or the Fund regarding the securities involved;

          (h) furnish a copy of all amendments to Part II of its Form ADV to the Adviser at least annually;

          (i) will make decisions with respect to the voting of securities in the Account; provided, however, that the Adviser may instruct the Sub-Adviser to discontinue such voting and the Adviser or its designee shall take on such responsibility; and

          (j) notify the Adviser of any changes in the membership of its partnership at least annually.

     3. Covenants by the Sub-Adviser. The Sub-Adviser agrees with respect to the services provided to the Fund that it will:

          (a) conform with all the Investment Advisers Act of 1940, as amended and the provisions of the 1940 Act, as amended which relate to the subadvisory services it provides to the Fund;

          (b) forward a report reflecting trade activity to the Adviser on the first business day following the day of the trade; and

          (c) treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust and not use such records and information for any purpose other than performance of its responsibilities and duties hereunder (except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld and will be deemed granted where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust).

     4. Services Not Exclusive. Except as provided herein, the services furnished by the Sub-Adviser hereunder are deemed not to be exclusive, and nothing in this Agreement shall prevent the Sub-Adviser from acting as investment adviser or manager for any other person or persons, including other management investment companies. The Trust and Adviser acknowledge and agree that: (i) the Sub-Adviser acts as adviser to other clients and may publish or give advice and take action with respect to any other client, which may differ from the timing or nature of any action taken by the Sub-Adviser with respect to the Account; (ii) the Sub-Adviser will not have any obligation to purchase or sell, or to recommend for purchase or sale, by the Account any securities that the Sub-Adviser, its partners, affiliates or employs may purchase or sell for any other client or themselves if, in their reasonable opinion, such transaction appears inadvisable for the Account; and (iii) transactions in a specific security may not be accomplished for all clients at the same time at the same price.

     5. Portfolio Transactions. Investment decisions for the Account shall be made by the Sub-Adviser independently from those for any other investment companies and accounts advised or managed by the Sub-Adviser. The Account and such investment companies and accounts may, however, invest in the same securities. When securities transactions of the Account and another investment company or account are aggregated, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Sub-Adviser believes to be equitable to the Account and such other investment company or account. The Fund acknowledges that in some instances, this investment procedure may adversely affect the price paid or received by the Account or the size of the position obtained or sold by the Account. To the extent permitted by law, the Sub-Adviser may aggregate the securities to be sold or purchased for the Account with those to be sold or purchased for other investment companies or accounts in order to obtain best execution.

The Sub-Adviser shall place orders for the purchase and sale of portfolio securities and shall solicit broker-dealers to execute transactions in accordance with the Fund's policies and restrictions regarding brokerage allocations. The Sub-Adviser shall place orders pursuant to its investment determination for the Account either directly with the issuer or with any broker or dealer selected by the Sub-Adviser. In executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser shall use its reasonable best efforts to seek the most favorable execution of orders, after taking into account all factors the Sub-Adviser deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.

Consistent with this obligation, the Sub-Adviser may, to the extent permitted by law, purchase and sell portfolio securities to and from brokers and dealers who provide brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of the Account and/or other accounts over which the Sub-Adviser or any of its affiliates exercises investment discretion. The Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Account which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities to the Account. In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or the Fund's principal underwriter, or any affiliated person thereof except as permitted by the 1940 Act or the rules of the Securities and Exchange Commission thereunder; provided, however, that the Adviser must identify its affiliated persons to the Sub-Adviser (excluding affiliated persons of the Sub-Adviser), and the Sub-Adviser must identify its affiliated persons to the Fund.

     6. Books and Records. In compliance with the requirements of Rule 3la-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

     7. Expenses. During the term of this Agreement, the Sub-Adviser shall pay all expenses incurred by it in connection with its activities under this Agreement other than the costs associated with the execution of securities, commodities or other investment transactions (including brokerage commissions and other transaction charges, if any) purchased for the Account.

     8. Compensation. For the services provided and the expenses assumed with respect to the Account pursuant to this Agreement, the Sub-Adviser shall be entitled to a fee, computed daily and payable quarterly directly from the Fund, calculated at the annual rate of 0.70% on the first $150 million of the Account's average daily net assets and 0.65% on average daily net assets in excess of $150 million. In the event that this Agreement commences or terminates during any portion of a year, the fee due to the Sub-Adviser shall be prorated based upon the number of days the Agreement was in effect.

     9. Standard of Care; Limitation of Liability. The Sub-Adviser shall exercise due care and diligence and use the same skill and care in providing its services hereunder as it uses in providing services to other investment companies and accounts, but shall not be liable for any action taken or omitted by it in the performance of services rendered hereunder in the absence of its bad faith, willful misconduct, gross negligence or reckless disregard of its duties.

     10. Reference to the Sub-Adviser. Neither the Adviser nor any of its affiliates or agents shall make reference to or use the name of the Sub-Adviser or any of its affiliates, or any of their clients, in any advertising or promotional materials without the prior approval of the Sub-Adviser, which approval shall not be unreasonably withheld or delayed; provided, however, that no such approval shall be required for references in the Fund's registration statement, shareholder reports and regulatory filings concerning the identity of and services provided by the Sub-Adviser to the Fund; and provided further, that such approval with respect to substantially identical advertising and promotional materials shall be required only with respect to the first use of such materials.

     11. Duration and Termination. Unless sooner terminated, this Agreement shall continue for a period of two years from the date first set forth above, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Trust's Board of Trustees or vote of the lesser of (a) 67 % of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund, provided that in either event its continuance also is approved by a majority of the Trust's Trustees who are not "interested persons "(as defined in the 1940 Act) of any party to this Agreement (the "Disinterested Trustees"), by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable at any time without penalty, with respect to the Fund, on 60 days' notice, by the Adviser, the Sub-Adviser or the Trust's Board of Trustees or by vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or
(b) more than 50% of the outstanding shares of the Fund. This Agreement will terminate automatically in the event of its assignment (as defined in the 1940
Act).

     12. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement shall be effective until approved by the vote of (i) a majority of the outstanding voting securities of the Fund, if required by the 1940 Act or the rules of the Securities and Exchange Commission thereunder, and (ii) a majority of the Disinterested Trustees cast in person at a meeting called for the purpose of voting on such approval.

     13. Notice. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

          To The Sub-Adviser at:

          Wellington Management Company, LLP
          75 State Street
          Boston, Massachusetts 02109
          Attention: Mutual Fund Group

          With a copy to the Legal Services Group at the same address

          To the Adviser at:

          The Asset Management Group of
          Bank of Hawaii
          111 South King Street
          Honolulu, Hawaii  96813

          To the Trust at:

          c/o BISYS Fund Services
          3435 Stelzer Road
          Columbus, Ohio 43219-3035

     13. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the laws of the Commonwealth of Massachusetts (without regard to conflict of law principles). If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     14. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     15. Personal Liability. The names "Pacific Capital Funds" and "Trustees" refer respectively to the Trust created and to the Trustees, as trustees but not individually or personally, acting from time to time under an Agreement and Declaration of Trust dated as of October 30, 1992, as amended, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of The Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of "Pacific Capital Funds" entered into in the name or on behalf hereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust and all persons dealing with any series of shares of the Trust must look solely to the assets of the Trust belonging to such series for the enforcement of any claims against the Trust.

                            [Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

ASSET MANAGEMENT GROUP OF
BANK OF HAWAII


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


WELLINGTON MANAGEMENT COMPANY, LLP


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


PACIFIC CAPITAL FUNDS


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES
                         PACIFIC CAPITAL SMALL CAP FUND
                  SPECIAL MEETING OF Shareholders - JUNE 9, 2006

VOTE TODAY BY MAIL,
TOUCH-TONE PHONE OR THE INTERNET
CALL 1-888-221-0697 OR
LOG ON TO WWW.PROXYWEB.COM

     The undersigned hereby appoints Patrick Keniston and Heather Slavkin, or either of them (each with full power to act in the absence of the other and each with full power of substitution), his/her attorney and proxy to vote and act with respect to all shares of Pacific Capital Small Cap Fund (the "Fund"), a series of Pacific Capital Funds (the "Trust") held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 10:00 a.m., Eastern Time, on June 9, 2006, at the offices of the Trust's administrator, BISYS Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, and at any adjournment thereof (the "Meeting"), and instructs them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE FOLLOWING PROPOSALS:

1. APPROVAL OF A NEW SUB-ADVISORY AGREEMENT FOR THE SMALL CAP FUND WITH WELLINGTON MANAGEMENT COMPANY, LLP

     [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

2.   APPROVAL OF A MULTI-MANAGER ARRANGEMENT FOR THE SMALL CAP FUND

     [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

     THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

PLEASE VOTE, SIGN AND DATE AND RETURN IT
IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
YOU CAN ALSO VOTE BY CALLING 1-888-221-0697
OR LOGGING ONTO WWW.PROXYWEB.COM

                                  Dated                 , 2006
                                        ----------------

                                  ----------------------------------------------
                                  Name of Shareholder(s) -- Please print or type


                                  ----------------------------------------
                                  Signature(s) of Shareholder(s)


                                  ----------------------------------------
                                  Signature(s) of Shareholder(s)

NOTE: This proxy must be signed by the beneficial owner of Fund shares. If signing as attorney, executor, guardian or in some representative capacity as an officer of a corporation, please add title as such.